UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

       DATE OF REPORT (Date of earliest event reported): November 26, 2002

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

          INDIANA                   0-31951                  35-1594017
(State or other jurisdiction (Commission File No.) (IRS Employer Identification
     of incorporation)                                          No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

Items 1-4.                 Not Applicable

Item 5.                    Not Applicable

Item 6.                    Not Applicable.

Item 7.           Financial Statements and Exhibits.

                           (a) Not applicable.

                           (b) Not applicable.

                           (c) Not applicable.

Item 8.                    Not Applicable.

Item 9.                    (99) Quarterly Financial Statement

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 26, 2002.

                                       MONROE BANCORP



                                       /s/ Gordon M. Dyott
                                       ----------------------------------------
                                       Gordon M. Dyott
                                       Executive Vice President,
                                       Chief Financial Officer/Principal
                                       Accounting Officer

                                  EXHIBIT INDEX


(99)              Quarterly Financial Statement